Exhibit 10.1.2

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Second Amendment”) is dated as of April 23, 2012, and is made by and among PVR FINCO LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS (individually a “Guarantor” and collectively, the “Guarantors”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”), BANK OF AMERICA, N.A., SUNTRUST BANK, BRANCH BANKING AND TRUST COMPANY and UNION BANK, each in its capacity as a documentation agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”). PNC Capital Markets LLC, RBC Capital Markets and Wells Fargo Bank, N.A. are Lead Arrangers, and RBC Capital Markets and Wells Fargo Bank, N.A. are Co-Syndication Agents under the Credit Agreement (defined below).

RECITALS:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 13, 2010, as amended by that certain First Amendment to Credit Agreement dated April 19, 2011 (as so amended, the “Credit Agreement”); unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement;

WHEREAS, the Borrower and the Guarantors have requested that the Lenders agree to amend the Credit Agreement in order to (i) allow for the Chief Gathering Acquisition, (ii) increase the Letter of Credit sublimit to $50,000,000, (iii) amend certain financial covenants, (iv) amend Schedule 1.1(A) Pricing Grid and (v) make certain other changes, all pursuant to the terms and subject to the applicable conditions set forth herein, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendment to Credit Agreement to be Effective Upon Satisfaction of Conditions Contained in Section 4 of this Amendment. The following amendments shall be effective upon satisfaction of each of the conditions set forth in Section 4 of this Amendment:

(a) Existing Definitions. Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to amend the following existing definitions:

(i) The definition of Permitted Liens contained in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended as follows: the “.” located at the end of subsection (x) is hereby deleted and replaced with “; and”, and the following new subsection (xi) is added:

“(xi) Liens referenced under Section 7.2.1(viii) in connection with the escrow, segregated and/or pledged accounts to be established in advance of the Chief Gathering Acquisition.

(b) New Definitions. Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order therein:

(i) “Bridge Facility shall mean that certain unsecured senior bridge facility by and among the Parent, Royal Bank of Canada and certain other lenders party thereto that may be entered into in connection with the Chief Gathering Acquisition in an aggregate principal amount not to exceed $220,000,000, and any refinancings thereof on terms and conditions not materially more adverse to the Lenders.”

(ii) “Chief Gathering shall mean Chief Gathering LLC, a Texas limited liability company.”

(iii) “Chief Gathering Acquisition shall mean the acquisition of all of the membership interests of Chief Gathering from Chief E&D Holdings LP, a Texas limited partnership.”

(iv) “Chief Gathering Acquisition Documents shall mean that certain Membership Interest Purchase and Sale Agreement by and among Chief Gathering, Chief E&D Holdings LP and PVR Marcellus Gas Gathering LLC, dated April 9, 2012 and any other material documents related thereto for the Chief Gathering Acquisition delivered to Agent on or prior to the Second Amendment Date (including all amendments, supplements, schedules and exhibits thereto).”

(v) “Second Amendment shall mean that certain Second Amendment to Credit Agreement by and among the Borrower, the other Loan Parties, the Required Lenders and the Agent dated as of April 23, 2012.”

(vi) “Second Amendment Date shall mean the date when each of the conditions precedent contained in Sections 4 and 5 of the Second Amendment have been met or waived.”

(c) Amendment to Section 4.5.2 [Debt or Equity Offering]. Section 4.5.2 of the Credit Agreement is hereby amended and restated as follows:

“4.5.2 Debt or Equity Offering.

Within five (5) Business Days of (i) any receipt of any funds resulting from additional member interests being issued in any Loan Party or partnership interests being issued in Parent (other than the issuance of the Parent’s equity interests in connection with the Chief Gathering Acquisition or another Permitted Acquisition) or (ii) receipt of any proceeds of Indebtedness incurred by any of the Loan Parties other than Indebtedness permitted under Section 7.2.1 or incurred in connection with the Chief Gathering Acquisition, the Borrower shall promptly make a mandatory prepayment of principal on the Loans, subject to the terms in Section 4.5.5, equal to the net after-tax proceeds of such equity or debt offering (as estimated in good faith by the Borrower) unless such proceeds are promptly used for making a prepayment on Indebtedness of the type described in Section 7.2.1(viii).”

(d) Amendment to Section 7.2.1(viii) [Indebtedness]. Section 7.2.1(viii) of the Credit Agreement is hereby amended and restated with the following:

“(viii) Other unsecured Indebtedness of the Loan Parties and Restricted Subsidiaries; provided, that (i) no Potential Default or Event of Default has occurred and is continuing or would exist after giving effect to the incurrence of such Indebtedness, (ii) the Loan Parties shall have delivered to the Agent at least five (5) days prior to the date of the incurrence of such Indebtedness a Compliance Certificate, demonstrating that they shall be in pro forma compliance with the financial covenants set forth herein as of the most recently ended fiscal quarter of the Loan Parties after giving effect to the proposed issuance of such Indebtedness (except, if applicable, after giving effect to the exclusion in the last sentence of this subsection (viii)), (iii) such Indebtedness (other than Indebtedness incurred under the Bridge Facility) has a maturity date at least one year after the Expiration Date hereunder and (iv) such Indebtedness contains terms that are not materially more restrictive than those set forth in this Agreement (provided that, until the date that is one year after the closing date of the Chief Gathering Acquisition, the debt, lien, restricted payments and investments covenants applicable to the Indebtedness incurred in connection therewith may be materially more restrictive than those contained in the Credit Agreement (after giving effect to Section 2 of the Second Amendment) so long as the Borrower and the Administrative Agent, on behalf of the Lenders, contemporaneously amend the Credit Agreement to incorporate, in all material respects, such more restrictive covenants into the Credit Agreement for the same duration. In connection therewith, the Lenders hereby authorize the Administrative Agent to enter into and execute such amendment on their behalf); provided further, that if such Indebtedness (other than Indebtedness incurred under the Bridge Facility) is incurred, no prepayment shall be made on such Indebtedness prior to the Expiration Date, other than from the net after-tax proceeds received from an equity offering by the Parent and the net after-tax proceeds received from the sale of assets or issuance of Indebtedness not required to be applied to prepay Loans under Section 4.5 (and, for clarity, conversions or exchanges permitted or contemplated by the terms of such Indebtedness shall not be deemed prepayments); provided further if such Indebtedness is incurred under the Bridge Facility and such Indebtedness is incurred prior to the consummation of the Chief Gathering Acquisition, the proceeds of such Indebtedness shall be deposited into an escrow account, pledged for the benefit of the holders of such Indebtedness, and/or deposited in a segregated account reasonably acceptable to the Agent and, except as otherwise provided for herein, released in connection with the consummation of the Chief Gathering Acquisition or, if the Chief Gathering Acquisition is not consummated, such Indebtedness shall be repaid to the holders thereof following the termination of the applicable Chief Gathering Acquisition Documents. To the extent any such proceeds or the proceeds of any Indebtedness incurred in connection with the Chief Gathering Acquisition are deposited into such an escrow or segregated account, such Indebtedness shall not be used in the computation of the covenants contained in Sections 7.2.16 through 7.2.18 of this Agreement so long as such proceeds are held in such accounts;”

3. Amendment to Credit Agreement to be Effective Upon Satisfaction of Conditions Contained in Section 5 of this Amendment. The following amendments shall be effective upon satisfaction of each of the conditions set forth in Section 5 of this Amendment:

(a) Definitions. Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to amend the following existing definitions:

(i) The definition of Consolidated EBITDA contained in Section 1.1 of the Credit Agreement is hereby amended by changing clause “(v)” to clause “(vi)”, deleting the word “and” from the end of clause (iv) and replacing it with a “,” and inserting the following new clause (v) in numerical order:

“(v) non-recurring transaction costs expensed (in accordance with GAAP) by the Loan Parties in connection with the Chief Gathering Acquisition and the equity and debt financings related thereto in an aggregate amount not to exceed $40,000,000, and”

(ii) The definition of Consolidated Secured Indebtedness contained in Section 1.1 of the Credit Agreement is hereby amended and restated to the new definition of “Consolidated Senior Secured Indebtedness” as set forth below:

“Consolidated Senior Secured Indebtedness shall mean Consolidated Total Indebtedness of the Parent and its Restricted Subsidiaries on a consolidated basis determined and consolidated in accordance with GAAP which is secured by a senior secured first Lien on real or personal property of the Parent or its Restricted Subsidiaries.”

(b) Amendment to Section 2.9.1(B)(i) [Issuance of Letters of Credit]. The reference to “$10,000,000” contained in Section 2.9.1(B)(i) of the Credit Agreement is hereby amended to state “$50,000,000.”

(c) Amendment to Section 4.5.4 [Purchase Price Adjustment]. Section 4.5.4 of the Credit Agreement is hereby amended and restated as follows:

“4.5.4 Purchase Price Adjustment.

Within one hundred eighty (180) days of any receipt of funds resulting from any purchase price adjustment involving more than $10,000,000 on account of any Permitted Acquisition other than the Chief Gathering Acquisition (a “Purchase Price Adjustment”), the Borrower shall make a mandatory prepayment of principal on the Loans, subject to the terms in Section 4.5.5, equal to the net after-tax proceeds of such Purchase Price Adjustment.”

(d) Amendment to Section 7.1.13(ii) [Collateral and Additional Collateral; Execution and Delivery of Additional Security Documents]. The last sentence of Section 7.1.13(ii) of the Credit Agreement is hereby amended and restated with the following:

“Notwithstanding the foregoing, (i) within one hundred twenty (120) days following the date of consummation of the Chief Gathering Acquisition or another Permitted Acquisition (which time period may be extended in the Agent’s sole discretion), each Loan Party that has acquired Real Property in connection with such acquisition shall (a) comply with the foregoing requirements with respect to granting a first priority Lien (subject only to Permitted Liens) on such Real Property (other than Excluded Property) acquired in connection with such acquisition and (b) deliver legal opinions in form and substance reasonably satisfactory to the Agent as to the Security Documents pertaining to such Real Property and the other matters set forth in Section 6.1.4(b) [Opinions of Counsel] and (ii) within thirty (30) days following the date of consummation of the Chief Gathering Acquisition or another Permitted Acquisition (which time period may be extended in the Agent’s sole discretion), each Loan Party that has acquired any other Collateral shall (a) comply with the foregoing requirements with respect to granting a first priority Lien (subject only to Permitted Liens) on such Collateral (other than Excluded Property) acquired in connection with such acquisition and (b) deliver legal opinions in form and substance reasonably satisfactory to the Agent as to the Security Documents pertaining to such Collateral and as to the other matters set forth in Section 6.1.4(a) [Opinions of Counsel].”

(e) Amendment to Section 7.2.6(v) [Liquidations, Mergers, Consolidations, Acquisitions]. Section 7.2.6(v) of the Credit Agreement is hereby amended to replace the last word of such Section, “and” with the following:

“. Notwithstanding the foregoing, with respect to the Chief Gathering Acquisition and pro forma compliance with Section 7.2.17 [Minimum Interest Coverage Ratio], the Loan Parties shall not permit the ratio of Consolidated EBITDA to Consolidated Interest Expense of the Parent and its Restricted Subsidiaries to be less than 2.00 to 1.00; and”

(f) Amendment to Section 7.2.9 [Subsidiaries]. Clause (ii) of Section 7.2.9 of the Credit Agreement is hereby amended and restated as follows:

“(ii) any Subsidiary formed or acquired after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 10.18 [Joinder of Guarantors] within thirty days after its formation or acquisition, as applicable;”

(g) Amendment to Section 7.2.10 [Continuation or Change in Business]. The last sentence of Section 7.2.10 is amended and restated as follows:

“The Parent may not engage in any business and may not have any assets or liabilities (except those liabilities resulting from the Indebtedness permitted under Section 7.2.1(viii) and those resulting from entering into the Chief Gathering Acquisition Documents) other than those resulting from its ownership of the Borrower.”

(h) Amendment to Section 7.2.14(b) [Changes in Organizational Documents; MLP Agreement]. The following new sentence shall be added to the end of Section 7.2.14(b):

“Notwithstanding the foregoing, the Parent may amend the MLP Agreement pursuant to amendments substantially similar to those provided to the Agent in order to (i) provide for the creation of a new class of Units (as defined in the MLP Agreement) to be designated as Special Units (as defined in the MLP Agreement) and to fix the preferences and the relative participating, optional and other special rights, powers and duties pertaining to the Special Units, including without limitation the conversion of the Special Units into Common Units (as defined in the MLP Agreement), (ii) provide for the creation of a new class of Units to be designated as Class B Units and to fix the preferences and the relative participating, optional and other special rights, powers and duties pertaining to the Class B Units, including without limitation the conversion of the Class B Units into Common Units and (iii) allow for such other changes that are required to consummate the Chief Gathering Acquisition and the debt and equity financings related thereto.”

(i) Amendment to Section 7.2.16 [Maximum Leverage Ratio]. Section 7.2.16 of the Credit Agreement is hereby amended and restated as follows:

“7.2.16 Maximum Leverage Ratio.

The Loan Parties shall not permit the ratio of Consolidated Total Indebtedness of the Parent and its Restricted Subsidiaries, as measured at the end of each fiscal quarter, to Consolidated EBITDA, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed 6.50 to 1.00 commencing with the fiscal period ending June 30, 2012 through the fiscal period ending December 31, 2012, and 5.25 to 1.00 for the fiscal period ending March 31, 2013 and for each fiscal period thereafter.”

(j) Amendment to Section 7.2.18 [Maximum Secured Leverage Ratio]. Section 7.2.18 of the Credit Agreement is hereby amended and restated as follows:

“7.2.18 Maximum Senior Secured Leverage Ratio.

The Loan Parties shall not permit the ratio of Consolidated Senior Secured Indebtedness of the Parent and its Restricted Subsidiaries, as measured at the end of each fiscal quarter, to Consolidated EBITDA, calculated as of the end of each fiscal quarter for the four quarters then ended, to exceed 4.00 to 1.00 for the end of each fiscal quarter.”

(k) Amendment to Schedule 1.1(A)-Pricing Grid. Schedule 1.1(A)-Pricing Grid to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1(A)-Pricing Grid to this Second Amendment and any change in pricing shall be effective as of the Second Amendment Date.

(l) Amendment to Exhibit 7.3.3. Exhibit 7.3.3 - Quarterly Compliance Certificate is hereby deleted in its entirety and replaced with Exhibit 7.3.3 to this Second Amendment.

4. Conditions to Effectiveness to Section 2. The amendments contained in Section 2 of this Second Amendment shall become effective upon each of the following conditions being satisfied to the satisfaction of the Agent:

(a) Execution and Delivery of Second Amendment. The Borrower, the Guarantors, the Required Lenders and the Agent shall have executed this Second Amendment and all other documentation referred to below shall have been executed and delivered all to the reasonable satisfaction of the Borrower, the Required Lenders and the Agent.

(b) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Lender a certificate, dated the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this Second Amendment and the other documents executed and delivered in connection herewith, together with authorizing resolutions on behalf of each of the Loan Parties evidencing same;

(ii) the names of the officer or officers authorized to sign this Second Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized or qualified to do business; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan

Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(c) Officer’s Certificate. There shall be delivered to the Agent a certificate of the Loan Parties, dated the date hereof and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party, certifying that: (i) the representations and warranties of the Borrower contained in Article 5 of the Credit Agreement shall be true and accurate on and as of the date hereof (other than regarding the absence of a material adverse change that is contained in Section 5.1.9 (i) of the Credit Agreement and provided that representations and warranties which relate solely to an earlier date or time shall be true and correct on and as of the specific dates or times referred to therein), (ii) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this Second Amendment then required to have been performed and complied with and (iii) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

(d) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of those aspects of this Second Amendment required to be performed by the date hereof by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(e) Default under Other Indebtedness. No default under any note or credit agreement governing existing material Indebtedness of the Borrower or any Loan Party has occurred or shall occur as a result of the Second Amendment.

(f) Fees. The Borrower shall have paid (i) to the Agent, for the benefit of the Lenders consenting to the Second Amendment, any reasonable fees and expenses due and payable to the Agent and such Lenders pursuant to the Fee Letter dated April 9, 2012 and (ii) to the Agent, the reasonable costs and expenses of the Agent, including, without limitation, reasonable fees of the Agent’s counsel in connection with this Second Amendment.

Notwithstanding the foregoing, in the event that the conditions to effectiveness set forth in paragraph 5 below are not fulfilled on or before August 7, 2012 (or such later date as may be agreed to by the Agent and the Required Lenders), the amendments contained in Section 2 of this Second Amendment shall no longer be effective.

5. Conditions to Effectiveness to Section 3. The amendments contained in Section 3 of this Second Amendment shall become effective upon each of the following conditions being satisfied to the satisfaction of the Agent:

(a) Execution and Delivery of Second Amendment. The Borrower, the Guarantors, the Required Lenders and the Agent shall have executed this Second Amendment and all other documentation referred to herein necessary for effectiveness of this Second Amendment, shall have been executed and delivered all to the reasonable satisfaction of the Borrower, the Required Lenders and the Agent.

(b) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Lender a certificate, dated the Second Amendment Date and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this Second Amendment and the other documents executed and delivered in connection herewith, together with authorizing resolutions on behalf of each of the Loan Parties evidencing same;

(ii) the names of the officer or officers authorized to sign this Second Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized or qualified to do business; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(c) Officer’s Certificate. There shall be delivered to the Agent a certificate of the Loan Parties, dated the Second Amendment Date and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party, certifying that: (i) the representations and warranties of the Borrower contained in Article 5 of the Credit Agreement shall be true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (other than regarding the absence of a material adverse change that is contained in Section 5.1.9 (i) of the Credit Agreement and provided that representations and warranties which relate solely to an earlier date or time shall be true and correct on and as of the specific dates or times referred to therein), (ii) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this Second Amendment and (iii) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

(d) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Second

Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(e) Closing Date Compliance Certificate. There shall be delivered to the Agent a duly completed compliance certificate of the Borrower and signed by the Chief Executive Officer, President, or Chief Financial Officer of the Borrower, demonstrating pro forma compliance with the financial covenants after giving effect to the Chief Gathering Acquisition and the amendments being made pursuant to the Second Amendment.

(f) Consummation of Acquisition. The Chief Gathering Acquisition shall have been consummated on or before August 7, 2012.

(g) Equity Issuances. The MLP shall have issued (i) at least $580,000,000 of additional equity for the purpose of funding a portion of the purchase price of the Chief Gathering Acquisition and (ii) $200,000,000 of common units (or special units convertible into common units) to Chief E&D Holdings LP for the purpose of funding a portion of the purchase price of the Chief Gathering Acquisition.

(h) Debt Issuances. The Loan Parties shall have obtained at least $220,000,000 of proceeds from (1) the Bridge Facility; and/or (2) debt offerings complying with the provisions of Section 7.2.1(viii) or otherwise on terms and conditions reasonably satisfactory to the Agent for the purpose of funding a portion of the purchase price of the Chief Gathering Acquisition.

(i) Default under Other Indebtedness. No default under any note or credit agreement governing existing material Indebtedness of the Borrower or any Loan Party has occurred or shall occur as a result of the Second Amendment.

(j) Opinions of Counsel. There shall be delivered to the Agent for the benefit of each Lender a written opinion of Morgan, Lewis & Bockius LLP, special counsel for the Loan Parties (other than Immaterial Subsidiaries), dated the Second Amendment Date, and in form and substance reasonably satisfactory to the Agent and its counsel as to such matters with respect to the transactions contemplated herein as the Agent may reasonably request.

(k) Financial Projections. The Borrower shall have delivered pro forma projected cash flows through December 31, 2014.

(l) Fees. The Borrower shall have paid (i) to the Agent, for the benefit of the Lenders consenting to the Second Amendment, any reasonable fees and expenses due and payable to the Agent and such Lenders pursuant to the Fee Letter dated April 9, 2012 and (ii) to the Agent, the reasonable costs and expenses of the Agent, including, without limitation, reasonable fees of the Agent’s counsel in connection with this Second Amendment.

6. Waiver of Non-Compliance by Borrower With Section 7.2.9 of the Credit Agreement. The Agent and the Lenders hereby waive any non-compliance by the Borrower and the other Loan Parties with the provisions of Section 7.2.9 [Subsidiaries] of the Credit Agreement for (i) failing to join PVR Water Services, LLC, a Delaware limited liability company (“PVR Water”), and Aqua-PVR Water Services, LLC, a Delaware limited liability (“Aqua-

PVR”), to the Credit Agreement within thirty (30) days of their respective dates of formation, (ii) becoming a member and manager of, and holding a limited liability company interest in, a limited liability company that is not a Loan Party or an Unrestricted Subsidiary and (iii) holding a joint venture interest. The Agent and the Lenders hereby consent to (i) the designation of Aqua PVR as an Unrestricted Subsidiary and (ii) PVR Water holding a joint venture interest in Aqua-PVR. The foregoing waivers and consents are explicitly conditioned upon PVR Water executing a Guarantor Joinder to the Credit Agreement on or before April 23, 2012.

7. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Agent, each of the Loan Parties represents and warrants to the Agent and the Lenders that such Loan Party has duly authorized, executed and delivered this Second Amendment.

(b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c) Counterparts. This Second Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

(d) Incorporation into Credit Agreement. This Second Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e) Governing Law. This Second Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.

(f) Payment of Fees and Expenses. The Borrower unconditionally agrees to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements of the Agent, including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Second Amendment and all other documents or instruments to be delivered in connection herewith.

(g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the Guarantors, each Lender, and the Agent acknowledge and agree that this Second Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Second Amendment as of the day and year first above written.

BORROWER:

PVR FINCO LLC

By:	/s/ Robert B. Wallace
	Name:	Robert B. Wallace
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

CONNECT ENERGY SERVICES, LLC
CONNECT GAS GATHERING, LLC
CONNECT GAS PIPELINE LLC
CONNECT NGL PIPELINE, LLC
DULCET ACQUISITION LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
KANAWHA RAIL LLC
LJL, LLC
LOADOUT LLC
PENN VIRGINIA OPERATING CO., LLC
PVR CHEROKEE GAS PROCESSING LLC
PVR EAST TEXAS GAS PROCESSING, LLC
PVR GAS PIPELINE, LLC
PVR GAS PROCESSING LLC
PVR GAS RESOURCES, LLC
PVR HAMLIN, LLC
PVR HYDROCARBONS LLC
PVR LAVERNE GAS PROCESSING, LLC
PVR MARCELLUS GAS GATHERING, LLC
PVR MIDSTREAM LLC
PVR NATURAL GAS GATHERING LLC
PVR NORTH TEXAS GAS GATHERING, LLC
PVR OKLAHOMA NATURAL GAS GATHERING LLC
PVR WATER SERVICES, LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC

By:	/s/ Robert B. Wallace
Name:	Robert B. Wallace
Title:	Chief Financial Officer

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its sole general partner

	By:	/s/ Robert B. Wallace
	Name:	Robert B. Wallace
	Title:	Chief Financial Officer

[[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BOKF, N.A. d/b/a Bank of Oklahoma

By:	/s/ Jason B. Webb
Name:	Jason B. Webb
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC

By:	/s/ Michael J. Moser
Name:	Michael J. Moser
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Troy R. Weaver
Name:	Troy R. Weaver
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CAPITAL ONE, N.A.

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A.

By:	/s/ John Miller
Name:	John Miller
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Assistant Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Director

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A.

By:	/s/ Vijay Prasad
Name:	Vijay Prasad
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Chad A. Lowe
Name:	Chad A. Lowe
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Director

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

UNION BANK

By:	/s/ Peter Malone
Name:	Peter Malone
Title:	Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:	/s/ Robert S. Taylor, Jr.
Name:	Robert S. Taylor, Jr.
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.

By:	/s/ Jonathan R. Richardson
Name:	Jonathan R. Richardson
Title:	Senior Vice President

SCHEDULE 1.1(A)

Variable Pricing and Fees Based on Leverage Ratio

A. Commencing with the fiscal period ending June 30, 2012 and for each fiscal period through the fiscal period ending December 31, 2012, the Pricing Grid shall be:

Level	Leverage Ratio	Euro-Rate Margin (Loan)	Base Rate Margin (Loan)	Commitment Fee	Applicable Letter of Credit Fee

I	Less than or equal to 3.00 to 1.00	1.750%	0.750%	0.375%	1.750%
II	Greater than 3.00 to 1.00 but less than or equal to 3.50 to 1.00	2.000%	1.000%	0.375%	2.000%
III	Greater than 3.50 to 1.00 but less than or equal to 4.00 to 1.00	2.250%	1.250%	0.500%	2.250%
IV	Greater than 4.00 to 1.00 but less than or equal to 4.50 to 1.00	2.500%	1.500%	0.500%	2.500%
V	Greater than 4.50 to 1.00 but less than or equal to 5.00 to 1.00	2.750%	1.750%	0.500%	2.750%
VI	Greater than 5.00 to 1.00 but less than or equal to 5.50 to 1.00	3.000%	2.000%	0.500%	3.000%
VII	Greater than 5.50 to 1.00	3.500%	2.500%	0.500%	3.500%

The Borrower shall deliver a closing date compliance certificate that gives pro forma effect to the Chief Gathering Acquisition and pricing shall be set at the level of the Pricing Grid that corresponds to such pro forma Leverage Ratio until receipt of the compliance certificate of the Borrower for the fiscal quarter ending June 30, 2012.

B. Commencing with the fiscal period ending March 31, 2013 and for each fiscal period thereafter, the Pricing Grid shall be:

Level	Leverage Ratio	Euro-Rate Margin (Loan)	Base Rate Margin (Loan)	Commitment Fee	Applicable Letter of Credit Fee

I	Less than or equal to 3.00 to 1.00	1.750%	0.750%	0.375%	1.750%
II	Greater than 3.00 to 1.00 but less than or equal to 3.50 to 1.00	2.000%	1.000%	0.375%	2.000%
III	Greater than 3.50 to 1.00 but less than or equal to 4.00 to 1.00	2.250%	1.250%	0.500%	2.250%
IV	Greater than 4.00 to 1.00 but less than or equal to 4.50 to 1.00	2.500%	1.500%	0.500%	2.500%
V	Greater than 4.50 to 1.00	2.750%	1.750%	0.500%	2.750%

C. Notwithstanding the foregoing, at any time during which the Borrower has failed to deliver a compliance certificate to the Agent when due, upon the request of the Required Lenders, the Leverage Ratio shall be deemed, solely for the purpose of this Schedule 1.1(A), to be, (1) commencing with the fiscal period ending June 30, 2012 and for each fiscal period through the fiscal period ending December 31, 2012, Level VII of the applicable Pricing Grid, until such time as the Borrower shall deliver the required compliance certificate and (2) commencing with the fiscal period ending March 31, 2013 and for each fiscal period thereafter, Level V of the applicable Pricing Grid, until such time as the Borrower shall deliver the required compliance certificate. Notwithstanding the foregoing, the above interest rates shall be increased by (i) 25 basis points per annum if and for so long as the Borrower’s Corporate Family Rating under either Moody’s Investor Service, Inc. or Standard & Poor’s Ratings Services is less than Ba3 or BB- respectively and (ii) without duplication of the amount set forth in subclause (i) above, 50 basis points per annum if and for so long as the Borrower’s Corporate Family Rating under Moody’s Investor Service, Inc. and Standard & Poor’s Ratings Services is less than Ba3 or BB- respectively.

Any change in the Applicable Margin, Applicable Commitment Fee and the Applicable Letter of Credit Fee Rate shall be based upon the financial statements and compliance certificates provided pursuant to Sections 7.3.1 [Quarterly Financial Statements] and 7.3.2 [Annual Financial Statements] and shall become effective on the date such financial statements are due in accordance with Section 7.3.3 [Certificate of the Borrower].

If, as a result of any restatement of or other adjustment to the financial statements of the Loan Parties or for any other reason, the Loan Parties or the Lenders determine that (i) the Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Agent for the account of the applicable Lenders, promptly on demand by the Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Loan Party under the Bankruptcy Code of the United States, automatically and without further action by the Agent or any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Agent, or any Lender, as the case may be, under Section 2.9 [Letter of Credit Subfacility] or 3.3 [Interest After Default] or 8 [Default]. The Loan Parties’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.